UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          _____________________________

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                          _____________________________

         Date of Report (Date of earliest event reported): October 28, 2004

                           Orthofix International N.V.
             (Exact name of Registrant as specified in its charter)

   (Netherlands Antilles                 0-19961                     N/A
State or other jurisdiction        Commission File Number      (I.R.S. Employer
    of incorporation)                                           Identification
                                                                    Number)
                          _____________________________

                             7 Abraham de Veerstraat
                                     Curacao
                              Netherlands Antilles
                               011-59-99-465-8525
          (Address of principal executive offices and telephone number, including area code)
                          _____________________________



Item 2.02.   Results of Operations and Financial Condition.
             ---------------------------------------------

        The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition." On October 28, 2004, Orthofix International N.V. issued a press release announcing, among other things, its results of operations for the quarter and nine months ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.



        Exhibit
        -------

        99.1 Press release of Orthofix International N.V. dated October 28, 2004

                                    Signature



                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 28, 2004

                                                  ORTHOFIX INTERNATIONAL N.V.


                                                  By:    /S/ THOMAS HEIN
                                                     -----------------------
                                                     Name:  Thomas Hein
                                                     Title: Chief Financial
                                                            Officer